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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




Date of Report (Date of earliest event reported):   JULY 31, 2001




                              DVI RECEIVABLES CORP.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                                333-68043                  33-0608442
---------------------------------           ------------------------     ----------------------
(State or other jurisdiction of             (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                           Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                                             18929
----------------------------------------                                 ----------------------
(Address of principal executive offices)                                       (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000




         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




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Item 7. Financial Statements and Exhibits

Exhibit 99.1 Servicer Report for month ending July 31, 2001, payment date August 13, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DVI Delaware Trust 1998-2
                                                     (Registrant)

                                        By:   DVI Receivables Corp.
                                              Owner of Trust


Dated:  August 31, 2001                 By:   /s/ Steven Garfinkel
                                              ------------------------------
                                                  Steven Garfinkel
                                                  Executive Vice President and
                                                  Chief Financial Officer




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